Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Bitcoin Option Income Strategy ETF (YBIT)

listed on NYSE Arca, Inc.

September 8, 2025

Supplement to the Summary Prospectus

and Prospectus,

each dated February 28, 2025

Effective immediately, the first paragraph of the section titled “Principal Investment Strategies” is deleted in its entirety and replaced with the following paragraph:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing indirect exposure to the share price (i.e., the price returns) of one or more select U.S.-listed exchange-traded products (“ETPs”) that seek exposure to Bitcoin (or an index of such ETPs), which is a “cryptocurrency” (each an “Underlying ETP” and collectively (including when exposure is through an index of such ETPs), the “Underlying ETPs”), subject to a limit on potential investment gains as a result of the nature of the options strategy it employs. Although Bitcoin may be referred to as a “cryptocurrency” it is not yet widely accepted as a means of payment. The Fund uses a synthetic covered call strategy that is designed to provide income and indirect exposure to the share price returns of one or more Underlying ETPs. In addition, the strategy is designed to produce higher income levels when the Underlying ETP experiences or Underlying ETPs experience, as applicable, more volatility.

Please retain this Supplement for future reference.